UNITED STATES

SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 3, 2007 (March 31, 2007)

Fortress Investment Group LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33294	20-5837959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 46th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (212) 798-6100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2 – Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets.

The descriptions set forth in Item 8.01 of this report are incorporated herein by reference.

Section 8 – Other Events

Item 8.01 – Other Events.

Reference is hereby made to the Registration Statement on Form S-1 (File No. 333-138514) (as amended, the "Registration Statement") initially filed by Fortress Investment Group LLC (the "Company") on November 8, 2006, certain sections of which are incorporated herein by reference.

On March 31, 2007, as described under the caption "Prospectus Summary – Deconsolidation of the Fortress Funds" in the Registration Statement, the Company granted certain rights to the investors in each of the consolidated Fortress Funds (as defined in the Registration Statement) to provide that a simple majority of the fund’s unrelated investors will be able to liquidate the fund, without cause, in accordance with certain procedures.  The granting of these rights led to the deconsolidation of the Fortress Funds from the Company's financial statements.  For a detailed description of the effects of deconsolidation on the Company's financial statements, see "Unaudited Pro Forma Financial Information" in the Registration Statement.

Each of the sections of the Registration Statement entitled "Prospectus Summary – Deconsolidation of the Fortress Funds" and "Unaudited Pro Forma Financial Information" are incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(b)        Pro Forma Financial Information

The section entitled "Unaudited Pro Forma Financial Information" in the Registration Statement is incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS INVESTMENT GROUP LLC
(Registrant)

/s/ David N. Brooks
David N. Brooks General Counsel

Date: April 3, 2007

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